Supplement dated February 29, 2024

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus
each dated May 1, 2023, as supplemented, for:

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

and to the Prospectus and Updating Summary Prospectus

each dated May 1, 2023, as supplemented, for:

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced prospectuses to reflect updates to the investment choices available through your policy:

Fund Reorganization

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (the “American Century Trusts”) have approved an agreement and plan of reorganization (the “Reorganization”) for the transfer of the assets and liabilities of each series of the American Century Trusts identified in the chart below (individually, an “American Century Fund” and collectively, the “American Century Funds”) to a corresponding, newly formed series of Lincoln Variable Insurance Products Trust (individually, a “Lincoln Fund” and collectively, the “Lincoln Funds”). Each Lincoln Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the corresponding American Century Fund. If approved at the Special Shareholders Meeting on April 4, 2024, the Reorganization will occur on or about April 26, 2024.

After the close of the NYSE on April 26, 2024, we will transfer policy value allocated to each of the American Century Divisions into the corresponding Lincoln Divisions. If you submit transaction requests (in good order) involving any of the American Century Divisions before the close of the NYSE on April 26, 2024, we will process those requests prior to the Reorganization.

Once the Reorganization occurs, the American Century Divisions will no longer be available as investment choices. Additionally, once the Reorganization occurs, we will consider any reference to an American Century Division in a written transaction request received in good order to be a reference to the corresponding Lincoln Division.

Impact on Systematic Programs and Premium Payment Allocations. After April 26, 2024, if you have current systematic program elections and/or premium payment allocation instructions on file directing us to utilize an American Century Division, we will replace the American Century Division with the corresponding Lincoln Division.

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ACQUIRED AMERICAN CENTURY FUNDS	ACQUIRING LINCOLN FUNDS
American Century VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund
(Class I)	(Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A Separate Account Division: American Century VP Capital Appreciation Division	Sub-Adviser: American Century Investment Management, Inc. Separate Account Division: LVIP American Century Capital Appreciation Division
American Century VP Inflation Protection Fund
(Class II)
Adviser: American Century Investment Management, Inc.
Sub-Adviser: N/A
Separate Account Division: American Century VP Inflation Protection Division	LVIP American Century Inflation Protection Fund
(Service Class)
Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: American Century Investment Management, Inc.
Separate Account Division: LVIP American Century
Inflation Protection Division
American Century VP International Fund (Class I)	LVIP American Century International Fund (Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A Separate Account Division: American Century VP International Division	Sub-Adviser: American Century Investment Management, Inc. Separate Account Division: LVIP American Century International Division

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 665-2654 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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